                                                                    EXHIBIT 99.1


                       CERTIFICATION OF REPORTING OFFICER


The undersigned hereby certifies that this Annual Report on Form 10-KSB fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial conditions and results of operations of the Registrant.





Date: March 25, 2003                            /s/ Kenneth C. Lowe
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                                                Kenneth C. Lowe, President/
                                                Chief Executive Officer